SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 6, 2005

                             NITTANY FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Pennsylvania                    0-32623                  23-2925762
----------------------------         -------------        ----------------------
(State or other jurisdiction         (SEC File No.)           (IRS Employer
     of incorporation)                                    Identification Number)

116 East College Avenue, State College, Pennsylvania                   16801
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (814) 234-7320
                                                    --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
     [x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     [ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
----------------------------------------------------

     On  September  6,  2005,   Nittany   Financial  Corp.   ("Nittany"  or  the
"Registrant") and National Penn Bancshares, Inc. ("NPB") entered into an Agreement (the "Agreement"), which provides for the merger of the Registrant with and into NPB, with NPB surviving the merger (the "Merger").

     The Agreement provides for the exchange of 1.58 shares of NPB common stock (1.975 shares following the completion of an NPB 5 for 4 stock split, in the form of a 25% dividend, declared by NPB on August 24, 2005, effective September 9, 2005 and to be distributed on September 30, 2005, referred to hereafter as the "NPB Stock Split" and subject to further adjustment as described below; such number as adjusted is hereinafter referred to as the "Exchange Ratio") or $42.43 in cash. The Registrant's shareholders may elect to receive cash, NPB common stock or a combination of both for their shares. Additionally, the elections of the Registrant shareholders are further subject to equitable allocation procedures that are intended to result in the exchange of 30% of Nittany shares for cash, and the remaining 70% for shares of NPB common stock. As of the date of the Agreement, there are 2,270,442 shares of the Registrant's common stock outstanding.

     The Agreement also provides for the following Exchange Ratio adjustments:

     o If the NPB Market Value (defined as the average of the closing sale price of a share of NPB common stock, as reported on Nasdaq, as published in The Wall Street Journal, for the ten (10) trading days
                        ------------------------
          prior to the trading day before the Registrant's shareholders meeting) is in the range of $23.73 to $25.31, then the Exchange Ratio shall be adjusted to that number which, when multiplied by the NPB Market Value, equals $40.00 (the dollar amounts $23.73 and $25.31 shall be adjusted to $18.98 and $20.25, respectively, upon completion of the NPB Stock Split).

     o If the NPB Market Value is in the range of $22.00 to $23.72, then the Exchange Ratio shall be adjusted to that number which, when multiplied by the NPB Market Value, equals $38.00 (the dollar amounts $22.00 and $23.72 shall be adjusted to $17.60 and $18.97, respectively, upon completion of the NPB Stock Split).

     o If the NPB Market Value is less than $22.00, then the Exchange Ratio shall be adjusted to that number which, when multiplied by $22.00 equals $38.00 (the dollar amount $22.00 shall be adjusted to $17.60, upon completion of the NPB Stock Split).

     o If the NPB Market Value is more than $27.85, then the Exchange Ratio shall be adjusted to that number which, when multiplied by the NPB Market Value, equals $44.00 (the dollar amount $27.85 shall be adjusted to $22.28, upon completion of the NPB Stock Split).

     o Should the NPB Market Value decline to less than $22.00 (the dollar amount $22.00 to be adjusted to $17.60 following the completion of the NPB Stock Split), either party may terminate the Agreement within the three business day period following the trading day preceding the Registrant's shareholders meeting.

     The Agreement also provides for the conversion of outstanding stock options to purchase Nittany stock into options to purchase NPB common stock, such options to reflect the adjusted exchange ratio and otherwise to be on the same terms and conditions as the Registrant's options. There are options outstanding for 90,909 additional shares of the Registrant common stock.

     At the discretion of NPB, the Merger may be followed by the merger of the Registrant's banking subsidiary, Nittany Bank, with and into NPB's banking subsidiary, National Penn Bank, with National Penn Bank surviving any such merger as a wholly-owned subsidiary of NPB, after which Nittany Bank would retain its name and operate as a division of National Penn Bank. If and when NPB and the Registrant's banking subsidiaries are merged, (1) the Registrant's directors as of the effective date of the Merger will be appointed to the new Nittany Bank Division's board of directors; (2) NPB shall appoint one or two NPB representatives to serve on that board; and (3) the Registrant President and CEO, David Richards, will become President of the Nittany Bank Division.

     The Merger is subject to a number of conditions, including approval by the Board of Governors of the Federal Reserve System and the Department of Banking of the Commonwealth of Pennsylvania and approval by the shareholders of the Registrant. All directors, certain executive officers f the Registrant (collectively holding approximately 40% percent of the outstanding shares of the Registrant common stock) have agreed (in letter agreements signed with NPB) to vote in favor of the Merger. The Merger does not require the approval of NPB's shareholders.

     The Merger is intended to be a tax-free exchange for the Registrant shareholders to the extent they receive shares of NPB common stock. The parties anticipate that closing of the Merger will occur in the first quarter of 2006.

     The Agreement provides for the Registrant immediately to pay NPB a cash fee of $4,750,000 if the Registrant fails to complete the Merger after the occurrence of certain circumstances as set forth in the Agreement.

     Following completion of the Merger, two non-management members of the Registrant's board of directors will be appointed to the board of National Penn Bank, NPB's banking subsidiary. Also in connection with the Merger, five members of the Registrant's executive management team have entered into new employment agreements, dated September 6, 2005, with NPB and its banking subsidiary, which agreements will only become effective upon the effective time of the Merger. Under these new employment agreements, each of the five individuals will be entitled to an increase in base salary over his or her base salary currently in effect, as well as participation generally in NPB's bonus and other benefit plans and programs.

     The foregoing description of the Agreement and the related letter agreements does not purport to be complete and is qualified in its entirety by reference to the Agreement and the form of letter agreement, which are filed herein as Exhibits 2.1 and 10.1, respectively.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
----------------------------------------------------------

     This Form 8-K contains forward-looking information about the Registrant that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of the transactions, and statements about the future performance, operations, products and services of the companies and their subsidiaries.

     The Registrant's businesses and operations are and will be subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:

     o Competitive pressures among banking and non-banking organizations may increase significantly.

     o    Changes in the interest rate environment may reduce interest margins.

     o General economic or business conditions, either nationally or in the region in which the combined company will be doing business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit.

     o Legislation or regulatory changes, including, without limitation, changes in laws and regulations on competition, industry consolidation and development of competing financial products and services, may adversely affect the businesses in which the combined company would be engaged.

     o    Changes and volatility may occur in the securities markets.

     o Changes in current or future market conditions may render the combined company's business strategy ineffective.

     The foregoing review of important factors should be read in conjunction with the other cautionary statements that are included in the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as well as in the materials to be filed with the Securities and Exchange
Commission. See "Additional Information" below. The Registrant makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made and cautions readers not to place undue reliance on these statements.

ADDITIONAL INFORMATION
----------------------

     NPB intends to file a registration statement on Form S-4 in connection with the transaction, and the Registrant intends to mail a proxy statement/prospectus to its shareholders in connection with the transaction. Investors and security holders of the Registrant are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about NPB, the Registrant, and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) at the SEC's web site at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from NPB or the Registrant. You may direct such a request to either of the following persons:

Sandra L. Spayd                                    David Z. Richards Jr.
Corporate Secretary                                President and CEO
National Penn Bancshares, Inc.                     Nittany Financial Corp.
Philadelphia and Reading Avenues                   116 East College Ave
Boyertown, PA  19512                               State College, PA 16801
(610) 369-6202                                     (814) 238-5724

     NPB, the Registrant and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of the Registrant in favor of the transaction. Information regarding the interests of these officers and directors in the transaction will be included in the proxy statement/prospectus.

     In addition to the registration statement on Form S-4 to be filed by NPB in connection with the transaction, and the proxy statement/prospectus to be mailed to the shareholders of the Registrant in connection with the transaction, each of the Registrant and NPB file annual, quarterly and current reports, proxy and information statements and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C., 20549, or any of the SEC's other public reference rooms located in New York and Chicago. Investors should call the SEC at 1-800-SEC-0330 for further information on these public reference rooms. The reports, statements and other information filed by the Registrant and NPB with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from NPB or the Registrant.

     This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

                           SECTION 7 -- REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.
------------------------------------

     On September 7, 2005, National Penn Bancshares, Inc. issued a press release concerning its proposed acquisition of Nittany Financial Corp. (discussed at Item 1.01 hereof). This press release is furnished herein, as part of this Item 7.01, as Exhibit 99.1. In addition, on September 7, 2005, Vantage Investment Advisors, LLC, a wholly-owned subsidiary of the Registrant sent a letter to its solicitors regarding the Merger, a copy of which is furnished herein as Exhibit 99.2.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

(c) Exhibits

2.1 Agreement, dated September 6, 2005, between National Penn Bancshares, Inc. and Nittany Financial Corp.

10.1 Form of Letter Agreement between Nittany Financial Corp.'s directors and certain executive officers and National Penn Bancshares, Inc.

99.1 Press release, dated September 7, 2005, of National Penn Bancshares, Inc. (furnished pursuant to Item 7.01 hereof).

99.2 Form of letter from Vantage Investment Advisors, LLC, to its solicitors (furnished pursuant to Item 7.01 hereof).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NITTANY FINANCIAL CORP.



Date: September 7, 2005                 By: /s/ David Z. Richards
                                           -------------------------------------
                                           David Z. Richards
                                           President and Chief Executive Officer
                                           (Duly Authorized Officer)